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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 24, 2006


              IndyMac MBS, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2005 providing for the issuance of the IndyMac MBS, Inc., IndyMac INDX Mortgage Loan Trust 2005-AR33, Mortgage Pass-Through Certificates, Series 2005-AR33).


                               IndyMac MBS, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                       333-127556-19             95-4791925
----------------------------           -------------         -------------------
(State of Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

                  155 North Lake Avenue
                    Pasadena, California                            91101
                  ----------------------                          ----------
                  (Address of Principal                           (Zip Code)
                    Executive Offices)



       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

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Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01   Other Events.
---------   ------------

Filing of Computational Materials

       In connection with the offering of the Mortgage Pass-Through Certificates, Series 2005-AR33, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill"), as Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Merrill with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

       For purposes of this Form 8-K/A, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials prepared by Merrill are listed as Exhibit 99.1 hereto.

       This amendment on Form 8-K/A amends and supercedes in its entirety the Form 8-K/A of IndyMac MBS, Inc. previously filed on December 30, 2005 (accession no. 0000905148-05-006378). The purpose of this amendment on Form 8-K/A is to correct errors in the computational materials.



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*      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2005-AR33.

Section 9.

Item 9.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1.  Computational Materials prepared by Merrill.

                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IndyMac MBS, INC.


                                        By: / s / Victor H. Woodworth
                                            --------------------------------
                                            Victor H. Woodworth
                                            Vice President



Dated:   February 3, 2006

                                 Exhibit Index



Exhibit                                                                  Page

99.1.         Computational Materials prepared by Merrill.                  6